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                         PRESIDENTIAL REALTY CORPORATION
                             1999 STOCK OPTION PLAN

                            EFFECTIVE JANUARY 1, 1999


1.       PURPOSE

         The purpose of the Presidential Realty Corporation 1999 Stock Option Plan (the "Plan") is to advance the interests of Presidential Realty Corporation (the "Company") by providing stock ownership opportunities to certain key employees (including officers and directors who are employees) who contribute significantly to the performance of the Company. In addition, the Plan is intended to enhance the ability of the Company to attract and retain individuals of superior managerial ability and to motivate such key employees to exert their best efforts towards the future progress and profitability of the Company.

2.       ADMINISTRATION AND INTERPRETATION

         (a) ADMINISTRATION. The administration and operation of the Plan shall be supervised by the Compensation Committee of the Board of Directors of the Company, or such other committee of such Board of Directors which shall succeed to the functions and responsibilities, in whole or in part, of said Compensation Committee (the "Committee"). The Committee shall consist of not less than three members of the Board of Directors of the Company (the "Board of Directors") who are not officers of the Company. No member of the Committee shall be entitled to participate in the Plan.

            The Committee shall have the authority, consistent with the provisions of the Plan, to determine the provisions of the Options to be granted under the Plan; to determine the form of any such Option; to interpret the Plan and any Option granted under the Plan; to adopt, amend and rescind rules and regulations for the administration of the Plan and the Options granted under the Plan; and to make all determinations in connection therewith which may be necessary or advisable. The day-to-day administration of the Plan shall be carried out by such officers and employees of the Company as shall be designated from time to time by the Committee.



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         (b) INTERPRETATION. The interpretation and construction by the
Committee of any provisions of the Plan or of any Option granted under the Plan and any determination by the Committee under any provision of the plan or any such Option shall be final and conclusive, unless otherwise determined by the Board of Directors, in which event the determination of the Board of Directors shall be final and conclusive.

         (c) LIMITATION ON LIABILITY. Neither the Board of Directors nor the Committee, nor any member of either, shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan in good faith, and the members of the Committee shall be entitled to indemnification and reimbursement by the Company in respect to any claim, loss, damage or expense (including counsel fees) arising therefrom to the full extent permitted by law and under any directors and officers liability insurance coverage which may be in effect from time to time.

3.       SHARES SUBJECT TO OPTIONS UNDER THE PLAN

         (a) LIMITATION ON NUMBER OF SHARES. The shares subject to Options under the Plan ("Option Shares") shall be shares of the Company's authorized but unissued Class B common stock, par value $.10 per share ("Common Stock"). The aggregate number of Option Shares as to which options may be granted under and issued pursuant to the Plan shall not exceed 150,000.

         If any outstanding Option expires or terminates unexercised or is terminated for any reason prior to December 31, 2003, the shares allocable to the unexercised or terminated portion of such Option may again be made the subject of grants under the Plan.

         (b) ADJUSTMENTS OF AGGREGATE NUMBER OF SHARES. The aggregate number of shares stated in Section 3(a) shall be subject to appropriate adjustment, from time to time, in accordance with the provisions of Section 4(c) hereof. In the event of a change in the designation thereof to "Capital Stock" or other similar designation, or to a change in the par value thereof, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan.
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4.       STOCK OPTIONS

         (a) ELIGIBILITY. The individuals who shall be eligible to receive Options under the Plan shall be such key employees (including officers and directors who are employees) of the Company as the Board of Directors and the Committee from time to time shall determine as provided below.

(b)      GRANTS OF OPTIONS

         (1) IN GENERAL. Options granted under the Plan shall be Non-qualified Stock Options (as defined below). Options granted under the Plan shall be for such number of Option Shares (subject to the limitation contained in Section 3) as the Board of Directors and the Committee shall designate.

         The Committee, at any time and from time to time before December 31, 2003, may authorize the granting of Options to any individual eligible to receive the same; provided, however, that Options to be granted to a senior executive officer of the Company, as determined by the Board of Directors, and the aggregate number of Options to be granted on a given date to all other eligible employees, shall be approved by the Board of Directors.

         (2) NON-QUALIFIED STOCK OPTIONS. The term "Non-qualified Stock Option" shall mean an Option which is not intended to qualify as an incentive stock option under Section 422A of the Internal Revenue Code of 1986, as amended.

         (c) TERMS OF OPTIONS. Options granted pursuant to this Plan shall be evidenced by agreements ("Stock Option Agreements"). Stock Option Agreements shall comply with and be subject to the following terms and conditions and may contain such other provisions, consistent with the terms of this Plan, as the Committee or the Board of Directors shall deem advisable:

         (1) MEDIUM OF PAYMENT. Upon exercise of an Option, the option price shall be payable to the Company (i) in United States dollars in cash or by certified check, bank draft or money order payable to the order of the Company (or such other forms of payment as the Committee may determine to be acceptable) or (ii) by tendering to the Company for purchase and cancellation shares of Common Stock owned by the optionee having an aggregate Market Value Per Share as of the date of exercise which is not greater than the option price and by paying the
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remainder of the option price as provided in (i) above. Payment instruments will be received subject to collection.

         (2) NUMBER OF SHARES. Each Stock Option Agreement shall state the total number of Option Shares which are subject to the Option.

         (3) OPTION PRICE. The option price for each Option Share shall not be less than the "Closing Price Per Share" on the date of the granting of the Option.

         (4) CLOSING PRICE. The Closing Price Per Share as of any particular date shall be the closing price on such date for the Common Stock (or if there are no trades on such date, the closing price prior to such date), on the American Stock Exchange if the Common Stock is then listed thereon, or if such stock it not then listed on the American Stock Exchange, on the principal securities market on which it is traded.

         (5) TERM. The term of each Option shall be determined by the Committee at the date of grant; provided, however, that each Option shall expire not more than six years from the date the Option is granted.

         (6) DATE OF EXERCISE. Each Stock Option Agreement shall state that the Option granted therein may not be exercised in whole or in part for any period or periods of time specified in such agreement or otherwise as specified by the Committee. Except as may be so specified, any Option may be exercised in whole at any time or in part from time to time during its term.

         (7) TERMINATION OF EMPLOYMENT. In the event that an optionee's employment by the Company shall terminate, the optionee's Options shall terminate immediately, except as hereinafter provided in this subsection.

         The Committee, in its sole discretion, may determine that the optionee's Options, to the extent exercisable immediately prior to such termination of employment, may remain exercisable for a designated period of time not to exceed 90 days after such termination of employment.

         If any termination of employment is due to retirement with the consent of the Company, the optionee shall have the right, subject to the provisions of subsections (5) and (6) above, to exercise his Option at any time within the thirty-six month period after such retirement to the extent that the optionee was
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entitled to exercise the same immediately prior to retirement. Whether any termination of employment is to be considered a retirement with the consent of the Company and whether an authorized leave of absence or absence on military or government service or for other reasons shall constitute a termination of employment for the purpose of the Plan shall be determined by the Committee.

         If an optionee shall die while entitled to exercise an Option, the optionee's estate, personal representative, or beneficiary, as the case may be, shall have the right, subject to the provisions of subsections (5) and (6) above, to exercise the Option at any time within thirty-six months from the date of the optionee's death (but in no event more than thirty-six months from the date of the optionee's retirement with the consent of the Company), to the extent that the optionee was entitled to exercise the same immediately prior to the optionee's death.

         (8) RECAPITALIZATION. The aggregate number of shares stated in Section 3(a), the number of Option Shares to which each outstanding Option relates, and the option price in respect of each such Option shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares or other capital adjustments, or the payment of a stock dividend or other increase or decrease in such shares, effected without receipt of consideration by the Company or a Subsidiary; provided, however, that any fractional shares resulting from any such adjustment shall be eliminated.

         (9) MERGER OR CONSOLIDATION. After a merger of one or more corporations in the Company, or after a consolidation of the surviving or resulting corporation, an optionee shall, at the same cost, be entitled upon the exercise of an Option, to receive (subject to any required action by stockholders) such securities of the surviving or resulting corporation as the board of directors of such corporation, in its sole discretion and without liability to any person, shall determine to be equivalent, as nearly as practicable, to the nearest whole number and class of shares of stock or other securities to the Option Shares which were then subject to such Option, and such shares of stock or other securities shall, after such merger or consolidation, be deemed to be Option Shares for all purposes of the Plan and of the Options granted under the Plan; provided, however, that anything herein contained to the contrary notwith-standing, upon the dissolution or liquidation of the Company, or
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a merger or consolidation in which the Company is not the surviving or resulting corporation, every Option outstanding hereunder shall terminate, except to the extent that the surviving or resulting corporation may, in its absolute and uncontrolled discretion, issue substituted options.

         (10) OPTIONEE'S AGREEMENT. If, at the time of the exercise of any Option, in the opinion of counsel for the Company, it is necessary or desirable, in order to comply with any then applicable laws or regulations relating to the sale of securities, that the optionee exercising the Option shall agree to hold any Option Shares issued to the optionee for investment and without any present intention to resell or distribute the same and that the optionee will dispose of such shares only in compliance with such laws and regulations, the optionee will, upon the request of the Company, execute and deliver to the Company a further agreement to such effect. Each optionee understands that the Common Stock to be issued upon the exercise of any Option will not be registered under the Securities Act of 1933 and must be held indefinitely unless they are specifically registered under the Securities Act of 1933 or an exemption from such registration is available (including an exemption according to the provisions of Rule 144). Optionee further acknowledges that any sales of Shares made in reliance upon Rule 144 can be made only in limited amounts in accordance with the terms and conditions of that Rule and that other exemptions from registration are extremely limited and may not be available at such time as optionee may wish to sell said Shares. Optionee further understands that no Shares may be issued pursuant to the Option until such Shares are listed on the American Stock Exchange.

         (d) EFFECT OF EXERCISE OF OPTIONS. The right of an optionee to exercise an Option shall terminate to the extent that such Option is exercised.

         (e) APPLICATION OF FUNDS. The proceeds received by the Company from the sale of Option Shares pursuant to Options will be used for general corporate purposes.

5.       WITHHOLDING FOR TAXES

         Any distribution of shares of Common Stock under the Plan shall not be made until appropriate arrangements have been made for the payment of any amounts which may be required to be withheld or paid with respect thereto under all present or future federal, state and local tax laws and regulations which
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may be effective as of the date of each such distribution, including, but not limited to, withholding the distribution of a portion of the shares of Common Stock otherwise issuable or the tendering of such shares back to the Company (under such rules and conditions as may be established by the Committee) in order to satisfy all or a portion of the required withholdings or payments.

6.       AMENDMENT AND TERMINATION

         The Board of Directors may from time to time and at any time alter, amend, suspend, discontinue or terminate this Plan and any Options granted hereunder.

7.       PREEMPTION BY APPLICABLE LAWS AND REGULATIONS

         Anything in the Plan or any Stock Option Agreement entered into pursuant to the Plan to the contrary notwithstanding, if, at any time specified herein or therein for the making of any determination or the issue or other distribution of shares of Common Stock, any law, regulation or requirement of any governmental authority having jurisdiction in the premises shall require either the Company or the employee (or the employee's beneficiary thereof) to take any action in connection with any such determination or the shares then to be issued or distributed, the issue or distribution of such shares shall be deferred until such action shall have been taken.

8.       MISCELLANEOUS

         (a) NO EMPLOYMENT CONTRACT. Nothing contained in the Plan shall be construed as conferring upon an employee the right to continue in the employ of the Company.

         (b) NO RIGHTS AS A STOCKHOLDER. An employee shall have no rights as a stockholder with respect to Option Shares covered by the employee's Option until the date of the issuance of such shares to the employee and only after such shares are fully paid. No adjustment will be made for dividends or other distributions or rights for which the record date is prior to the date of such issuance.

         (c) NO RIGHT TO CORPORATE ASSETS. Nothing contained in the Plan shall be construed as giving an employee, the employee's beneficiaries or any other person any equity or interest of any kind in any assets of the Company or creating a
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trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

         (d) NO RESTRICTION ON CORPORATE ACTION. Nothing contained in the Plan shall be construed to prevent the Company from taking any corporate action which is deemed by the Company to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Option granted under the Plan. No employee, beneficiary or other person shall have any claim against the Company as a result of any such action.

         (e) NON-ASSIGNABILITY. Neither an employee nor an employee's beneficiary shall have the power or right to sell, exchange, pledge, transfer, assign or otherwise encumber or dispose of such employee's or beneficiary's interest in the Plan or in any Option received under the Plan; nor shall such interest be subject to seizure for the payment of an employee's or beneficiary's debts, judgments, alimony, or separate maintenance or be transferable by operation of law in the event of an employee's or beneficiary's bankruptcy or insolvency.

         The Company's obligations under the Plan are not assignable or transferable except to a corporation which acquires all or substantially all of the assets of the Company or to any corporation into which the Company may be merged or consolidated.

         (f) OTHER BENEFIT PLANS. No Option or payment under the Plan shall be taken into account in determining any benefits under any retirement, profit-sharing or other plan maintained by the Company.

         (g) GOVERNING LAW; CONSTRUCTION. All rights and obligations under the Plan shall be governed by, and the Plan shall be construed in accordance with, the laws of the State of New York. Titles and headings to Sections herein are for purposes of reference only, and shall in no way limit, define or otherwise affect the meaning or interpretation of any provisions of the Plan.